                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by Registrant:                        [X]

Filed by a Party other than the Registrant: [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Materials Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          FFP Marketing Company, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                          FFP Marketing Company, Inc.
                              2801 Glenda Avenue
                             Fort Worth, TX 76117

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 3, 2000

TO OUR SHAREHOLDERS:

     On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of FFP Marketing Company, Inc. (the "Company") to be held at the Company's offices, 2801 Glenda Avenue, Fort Worth, Texas, at 10:00 a.m. on August 3, 2000 for the following purposes:

1. To elect three directors to hold office until the Annual Meeting of Shareholders to be held in 2003, or until their successors are duly elected and qualified.

2. To approve the Company's Stock Option Plan, as described in the attached Proxy Statement.

3.   To act upon any and all other business properly presented at the meeting.

     Only stockholders of record at the close of business on July 3, 2000 are entitled to notice of, and to vote at, this annual meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the annual meeting will be available for examination at the offices of the Company for ten days prior to the annual meeting.

     You are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting in person, however, we urge you to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of common stock may be represented and voted according to your wishes and in order that the presence of a quorum may be assured at the annual meeting. Your proxy will be returned to you if you are present at the annual meeting and request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                    By Order of the Board of Directors,



                                    CRAIG T. SCOTT
                                    Secretary
Fort Worth, Texas
July 10, 2000

                          FFP Marketing Company, Inc.
                              2801 Glenda Avenue
                            Fort Worth, Texas 76117

                        ______________________________

                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                                      ON
                                AUGUST 3, 2000

                        ______________________________

                   SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed form of proxy is solicited by the Board of Directors of FFP Marketing Company, Inc. (the "Company"). Your proxy will be used at the Annual Meeting of Shareholders to be held at the time and place and for the purposes in the accompanying Notice of Annual Meeting of Shareholders. When proxies in the accompanying form are properly executed and received, the shares represented by the proxies will be voted at the annual meeting according to the directions noted on the proxy. If no direction is indicated, those shares will be voted for the election of directors and the approval of the FFP Marketing Company,
---
Inc. Stock Option Plan, adopted by the Board of Directors on August 6, 1999 (the "Stock Option Plan"), and in the discretion of the named proxies with respect to any other matter that may come before the annual meeting.

     Our offices are located at 2801 Glenda Avenue, Fort Worth, Texas 76117, which is also our mailing address.

     Management does not intend to present any business at the annual meeting for a vote other than the matters in the notice and has no information that others will do so. If other matters requiring a vote of the shareholders are properly presented at the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

     This proxy statement and accompanying form of proxy are being mailed on or about July 10, 2000. Our annual report for our fiscal year ended December 26, 1999 is enclosed but does not form any part of the materials for solicitation of proxies.

     You may revoke your proxy at any time prior to the voting of the proxy by
(1) giving written notice of revocation to the Secretary of the Company at our principal executive offices; (2) executing and delivering a later-dated proxy; or (3) by attending the annual meeting and voting in person. However, no revocation shall be effective until we receive your revocation at or before the annual meeting. A revocation will not affect a vote on any matters taken prior to its receipt. Merely attending the annual meeting will not of itself revoke your proxy.

     Our directors, officers, and regular employees may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. The directors, officers, and employees will not receive additional compensation for their solicitation efforts, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of common stock registered in their names, be requested to forward solicitation material to the beneficial owners of those shares of common stock.

     We will pay the cost of preparing, printing, assembling, and mailing the annual report, the notice, this proxy statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of common stock and other costs of solicitation.

                     VOTING SECURITIES OUTSTANDING; QUORUM

     The record date for determining the shareholders entitled to notice of, and vote at, the annual meeting was the close of business on July 3, 2000 (the "Record Date"). At the close of business on the Record Date there were 3,818,747 shares of common stock issued and outstanding, each of which is entitled to one vote on all matters properly presented at the annual meeting. Shareholders have no cumulative voting rights in the election of directors.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the record date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are treated as present at the annual meeting and are counted in determining a quorum. If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy at the annual meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them for an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the annual meeting as originally notified.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of common stock represented and voting at the annual meeting is required for the election of directors, and the affirmative vote of the holders of a majority of the shares represented at the meeting is required for the approval of the Stock Option Plan and the transaction of any and all other business properly presented at the annual meeting or any adjournment.

     Broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) and abstentions will have no effect on the outcome of the election of directors or approval of the Stock Option Plan. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     As of the Record Date, certain directors and executive officers of the Company and certain members of their families beneficially owned approximately 1,782,000 shares of the Company's common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 46.7% of the shares of common stock outstanding. It is expected that such directors and executive officers and certain members of their families will vote or direct the vote of all of those shares of common stock in favor of the proposals described in this proxy statement. Nonetheless, the approval of the proposals is not assured. See "Security Ownership of Certain Beneficial Owners and Management."


                             ELECTION OF DIRECTORS
                                 (Proposal 1)

     Nominees for Director
     ---------------------

     The Board of Directors has nominated three persons to be elected to the Board of Directors at the annual meeting: Robert J. Byrnes and Michael Triantafellou, who are currently directors, and Tom M. Coleman, who is not currently a director, will serve until the annual meeting to be held in 2003 or until their successors are elected. The five remaining Directors will continue in office for the terms specified below. The persons named in the enclosed proxy intend to vote for the election of the three nominees listed below, unless instructions to the contrary are given in the proxy. The nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person for a nominee, the person voting the proxies will vote for a nominee that the Company may select.

     The following table lists the name and age of the three nominees, the annual meeting at which their respective current terms of office will expire, and the year in which each director was first elected as a director of the
Company:

                                                                                                         Director
Nominee Directors              Age                               Term Expires                              Since
-----------------              ---                               ------------                            --------
Robert J. Byrnes                59        Annual meeting of shareholders to be held in 2000                1997

Michael Triantafellou           46        Annual meeting of shareholders to be held in 2000                1997

Tom M. Coleman                  56        Newly nominated to be a director                                   --

Business History of Nominees

     Robert J. Byrnes has been the President of the Company and the general partner of its predecessor since April 1989 and has been a director of the Company and the general partner of its predecessor since May 1987. From May 1987 to April 1989, Mr. Byrnes served as Vice President - Truck Stop Operations for the general partner of the Company's predecessor. Since 1985, Mr. Byrnes has been the President of Swifty Distributors, Inc., one of the companies from which the Company acquired its initial retail outlets. From 1975 through 1984, Mr. Byrnes was President of Independent Enterprises, Inc., which owned and operated convenience stores and a truck stop. During that period, he was also President of Enterprise Distributing, Inc., a wholesaler of motor fuels. Prior to 1975, Mr. Byrnes was President of Foremost Petroleum Corporation, which is now a subsidiary of Citgo Petroleum Corporation, and was a distribution manager for ARCO Oil & Gas Company. He is currently a director of Plaid Pantries, Inc., an operator of convenience stores headquartered in Beaverton, Oregon.

     Michael Triantafellou has been Vice President - Retail Operations and a director of the Company and the general partner of its predecessor since February 1997. He had served as Director of Truck Stops and Food Service Operations for the general partner of the Company's predecessor since January 1994. Mr. Triantafellou has been engaged in the truck stop and food service industries since 1976, having held various middle and upper management positions in the truck stop businesses of Truckstops of America from 1975 to 1980; Bar-B Management from 1980 to 1985; Greyhound-Dial Corp. from 1985 to 1993 and Knox Oil of Texas from 1993 to 1994. Mr. Triantafellou is a graduate of the Wharton School of the University of Pennsylvania.

     Tom M. Coleman has been nominated to become a new member of the Board of Directors. From 1988 to 1999, Mr. Coleman served as the President of E-Z Mart Stores, Inc., a 500-store convenience store chain based in Texarkana, Texas. He was employed by E-Z Mart for 21 years. Mr. Coleman previously worked for APCO Oil Company (now Total Petroleum). He has been involved in investments and consulting since leaving E-Z Mart in August 1999. Mr. Coleman is currently a director and part owner of Fowler Equipment Company, which is engaged in environmental compliance, gasoline, underground storage tanks and refrigeration activities. He is also a director of the Red River Redevelopment Corporation, an industrial park developer in Bowie County, Texas.

     The Company's Board of Directors unanimously recommends a vote "FOR" each of the three nominees named above. Proxies executed and returned will be so voted unless contrary instructions are indicated on the proxy.

     Continuing Directors
     --------------------

     The following table lists the name and age of the five directors whose terms of office will continue after the annual meeting, the annual meeting at which their respective terms of office will expire, and the year in which each person was first elected as a director of the Company:

                                                                                           Director
Continuing Directors         Age                      Term Expires                          Since
--------------------         ---                      ------------                        ----------
E. Michael Gregory           48     Annual meeting of shareholders to be held in 2001        1997

John H. Harvison             66     Annual meeting of shareholders to be held in 2001        1997

Garland R. McDonald          62     Annual meeting of shareholders to be held in 2001        1997

J.D. St. Clair               65     Annual meeting of shareholders to be held in 2002        1997

John D. Harvison             43     Annual meeting of shareholders to be held in 2002        1997

Business History of Continuing Directors

     E. Michael Gregory has been a director of the Company and the general partner of its predecessor since September 1995. Mr. Gregory is the founder and President of Gregory Consulting, Inc., an engineering and consulting firm that is involved in the development of products related to the distribution and storage of petroleum products and of computer software for a variety of purposes, including work on such products and software for the Company. Prior to founding Gregory Consulting in 1988, Mr. Gregory was the Chief Electronic Engineer for Tidel Systems, a division of The Southland Corporation, where he was responsible for new product concept development and was involved in projects involving the monitoring of fuel levels in underground storage tanks. He is a Registered Professional Engineer in Texas.

     John D. Harvison has served as a director of the Company and the general partner of the Company's predecessor since April 1995. Mr. Harvison has been Vice President of Dynamic Production, Inc., an independent oil and gas exploration and production company since 1977. He previously served as Operations Manager for Dynamic from 1977 to 1987. He also serves as an officer of various other companies that are affiliated with Dynamic that are involved in real estate management and various other investment activities. Mr. Harvison is the son of John H. Harvison, the Chairman of the Board of the Company.

     John H. Harvison has been Chairman of the Board and Chief Executive Officer of the Company and the general partner of its predecessor since the predecessor began operations in May 1987. Mr. Harvison is a founder and an executive officer of each of the companies from which the Company's initial base of retail outlets was acquired and has been active in the retail gasoline business since 1958 and in the convenience store business since 1973. In addition, he has been involved in oil and gas exploration and production, the ownership and management of an oil refinery and other personal investments. Mr. Harvison is also a director of FFP Real Estate Trust, the general partner of FFP Partners, L.P. ("FFP Partners"), the Company's predecessor. Mr. Harvison is the father of John
D. Harvison, who is also a director of the Company.

     Garland R. McDonald has been employed by the Company to oversee and direct a variety of special projects since 1990. He has served as a director of the Company and the general partner of its predecessor since January 1990 and had previously served as a director of the general partner of the Company's predecessor from May 1987 through May 1989. He also served as a Vice President of the general partner of the Company's predecessor from May 1987 to October 1987. Mr. McDonald is a founder and the Chief Executive Officer of Hi-Lo Distributors, Inc., and Gas-Go, Inc., two of the companies from which the Company initially acquired its retail outlets. He has been actively involved in the convenience store and retail gasoline businesses since 1967.

     J.D. St. Clair has been Vice President - Fuel Supply and Distribution and a director of the Company and the general partner of its predecessor since May 1987. Mr. St. Clair is a founder and an executive officer of several of the companies from which the Company acquired its initial retail outlets. He has been involved in the retail gasoline marketing and convenience store business since 1971. Mr. St. Clair performed operations research and system analysis for Bell Helicopter, Inc., from 1967 to 1971, for NASA from 1962 to 1967 and for Western Electric Company from 1957 to 1962. Mr. St. Clair is also a director of FFP Real Estate Trust, the general partner of FFP Partners.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during its 1999 fiscal year. All directors during that time attended at least 75% of the total number of meetings of the Board of Directors and the committees of which they were members.

     The Audit Committee was composed of John W. Hughes in 1999. This committee recommends to the Board of Directors the accounting firm to be employed as the Company's independent auditors and consults with, and reviews the report of, the Company's independent auditors and the Company's financial staff. The Audit Committee held two meetings in 1999.

     The Compensation Committee is composed of John H. Harvison, Robert F. Byrnes, and John W. Hughes. This committee makes recommendations to the Board of Directors regarding the compensation to be paid to the Company's officers. The Compensation Committee held no meetings in 1999.

     The Company does not have a standing nominating committee.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table gives information regarding the beneficial ownership of the Company's common stock as of the Record Date by (1) each person known by the Company to own beneficially five percent or more of the outstanding common stock; (2) each of the Company's directors and nominees for director; (3) each of the executive officers named in the Summary Compensation Table below; and (4) all directors and executive officers of the Company as a group. Unless otherwise noted, the address of each person listed below is 2801 Glenda Avenue, Fort Worth, Texas 76117.

                                                                      Shares Beneficially
                                                                             Owned
                                                                      -------------------

                                                                                          Percent
Name and Address of Beneficial Owner                             Number(1)              Of Class (2)
                                                                 ---------              ------------
John H. Harvison..........................................   1,585,153    (3)               41.1%

John D. Harvison..........................................   1,570,153    (4)               40.9%

Randall W. Harvison.......................................   1,469,943    (5)               38.5%

7HBF, Ltd.................................................     699,333    (6)               18.3%

HBF Financial, Ltd........................................     738,443    (7)               19.3%

Garland R. McDonald.......................................     332,877    (8)                8.7%

Robert J. Byrnes..........................................     127,043    (9)                3.3%

J. D. St. Clair...........................................     193,627   (10)                5.0%

Michael Triantafellou.....................................      13,334   (11)                  *

John W. Hughes............................................                 0                   -

E. Michael Gregory........................................      25,000   (12)                  *

Tom M. Coleman............................................                 0                   -

Craig T. Scott............................................                 0                   -

All directors and executive officers as a group                                             46.7%
     (10 persons).........................................   1,781,987

___________________
*    Represents less than one percent of the Company's outstanding common stock.

(1) Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The individuals and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below and subject to community property laws.

(2) Percentages indicated are based on 3,818,747 shares of common stock issued and outstanding on the Record Date, except for the percentages of those parties that are based on presently exercisable options as indicated in the following footnotes. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares underlying those options are presently held or purchasable within the next 60 days are outstanding for the purpose of computing the percentage ownership of that individual but not for the purpose of computing the percentage ownership of any other person or group shown in the table.

(3) Includes 40,000 shares of common stock issuable upon the exercise of options within 60 days; 699,333 shares of common stock beneficially owned by 7HBF, Ltd., a Texas limited partnership of which John H. Harvison and members of his family are partners; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd., a Texas limited liability company that is 98%-owned by trusts for the benefit of the children of John
     H. Harvison and 2%-owned by one of his sisters and 32,167 shares of common stock owned by a company of which John H. Harvison is an officer and director. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 shares of common stock with Garland R. McDonald; 49,750 shares of common stock with Garland R. McDonald and Barbara J. Smith, who is John H. Harvison's sister; 83,417 shares of common stock with J. D. St. Clair and 16,833 shares of common stock with Robert J. Byrnes. The beneficial ownership of 175,000 shares of common stock included in the foregoing shares owned by 7HBF, Ltd. is in dispute based on the prior ownership of Economy Oil Company, the record holder of the shares. Following a trial court decision in favor of Economy Oil, the case is now on appeal to the Second Court of Appeals in the State of Texas.

     Several affiliated companies owned by John H. Harvison, members of his family and certain other officers of the Company hold sole voting and investment power with respect to 928,110 shares of common stock of the Company, which have been pledged as security to Southwest Securities Incorporated in connection with margin loans, the current balances of which total approximately $690,000. The loan documents prohibit such companies from selling, transferring or encumbering those shares without the consent of Southwest Securities, other than those shares that may be sold to satisfy the loan and other obligations to Southwest Securities. Southwest Securities also holds the right to sell the shares if minimum requirements of the margin account are not maintained.

(4) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days; 699,333 shares of common stock beneficially owned by 7HBF, Ltd.; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd.; 32,167 shares of common stock owned by a company, one-third of which is owned by trusts for the benefit of John D. Harvison and his siblings and 75,210 shares of common stock owned by a company of which John D. Harvison is a director.

(5) Includes 699,333 shares of common stock beneficially owned by 7HBF, Ltd. of which Randall W. Harvison and members of his family are partners; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd., which is 98%-owned by trusts for the benefit of the siblings of Randall W. Harvison, and 32,167 shares of common stock owned by a company, one-third of which is owned by trusts for the benefit of Randall W. Harvison and his siblings.

(6) Includes 699,333 shares of common stock owned by nine companies that are owned or controlled by 7HBF, Ltd.

(7) Includes 738,443 shares of common stock owned by a company that is owned by HBF Financial, Ltd. In addition, HBF Financial, Ltd. owns 31% of the general partner of 7HBF, Ltd.

(8) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days; 194,167 shares of common stock held by two companies of which Mr. McDonald is a director, executive officer, and a 50% owner and 38,500 shares of common stock held by an Individual Retirement Account for the benefit of Mr. McDonald. Mr. McDonald may be deemed to share beneficial ownership of 144,417 shares of common stock with 7HBF, Ltd. and of 49,750 shares of common stock with 7HBF, Ltd. and Barbara J. Smith. The address for Mr. McDonald is 10865 Ferry Oak Road, Oil City, Louisiana 71061.

(9) Includes 35,000 shares of common stock issuable upon the exercise of options within 60 days and 16,833 shares of common stock held by a company of which Mr. Byrnes is a director, executive officer, and 50% owner. Mr. Byrnes may be deemed to share beneficial ownership of 16,833 shares of common stock with 7HBF Financial, Ltd.

(10) Includes 30,000 shares of common stock issuable upon the exercise of options within 60 days; 5,000 shares of common stock held directly and 83,417 shares of common stock held by a company of which Mr. St. Clair is a director, executive officer and a one-third owner. Mr. St. Clair may be deemed to share beneficial ownership of the 83,417 shares of common stock with 7HBF Financial, Ltd.

(11) Includes 13,334 shares of common stock issuable upon the exercise of options within 60 days.

(12) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days.

                               EXECUTIVE OFFICER

     The following information contains the name, age, current position, term of office, and background of the Company's executive officer who is not a director of the Company.

     Craig T. Scott, age 53, has served as Chief Financial Officer, Vice-President - Finance, General Counsel, Secretary, and Treasurer of the Company since October 1998. He also serves in a similar capacity for FFP Real Estate Trust, the general partner of FFP Partners. From October 1996 until September 1998, Mr. Scott engaged in private law practice in Dallas and McKinney, Texas. He was previously employed by Box Energy Corporation from 1981 until October 1996 and served as its Executive Vice President from July 1993 until October 1996. Mr. Scott previously practiced law for seven years with large law firms in Dallas, Texas, practiced law in McKinney, Texas for four years and was the president and co-owner of an oil and gas exploration company for two years. He was previously employed for six years by Arthur Andersen & Co., an international public accounting firm. Mr. Scott received a BBA degree from the University of Texas in 1968, a JD degree from the University of Texas School of Law in 1972, and a Masters of Law degree from the Southern Methodist University School of Law in 1980. He is a member of the American Institute of Certified Public Accountants, the Texas Society of CPAs, and the State Bar of Texas.

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its predecessor for the 1999, 1998, and 1997 fiscal years to the Chief Executive Officer and each of up to four other most highly compensated officers whose salary and bonus in 1999 exceeded $100,000 (the "Named Executive Officers").
The Company did not begin operations until December 29, 1997, and did not pay any salaries prior to 1998. Persons previously employed by FFP Partners and its general partner became employees of the Company on that date following the December 1997 restructuring of FFP Partners. The information presented in the table below for 1997 reflects the compensation paid to the Named Executive Officers by FFP Partners.

                          SUMMARY COMPENSATION TABLE

                                                                           Long Term
                                                                          Compensation
                                                Annual Compensation          Awards
                                            ---------------------------  --------------
                                                                           Securities
                                                                           Underlying
                                                                          Options/SARs
Name and Principal Position                 Year  Salary ($)  Bonus ($)  (# shares) (1)
------------------------------------------  ----  ----------  ---------  --------------
John H. Harvison
   Chairman and Chief                       1999   $135,000    $ 2,546         $     0
   Executive Officer                        1998    135,000          0               0
                                            1997    135,000          0          40,000
Robert J. Byrnes                                                                     0
   President and Chief                      1999    135,000          0          35,000
   Operating Officer                        1998    135,000          0               0
                                            1997    135,000          0
Michael Triantafellou
   Vice President -                         1999     90,000     25,000               0
   Retail Operations                        1998     90,000     25,000          20,000
                                            1997     87,172          0               0
Craig T. Scott
   Vice President-                          1999    125,000     22,000          30,000
   Finance, General                         1998     33,654          0               0
   Counsel, Secretary,                      1997          0          0               0
   and Treasurer (2)

________________

(1) No options were granted to Named Executive Officers in 1998. Non-qualified unit options were granted by FFP Partners pursuant to its Nonqualified Unit Option Plan to Mr. Harvison (40,000 units granted in 1992), to Mr. Byrnes (35,000 units granted in 1992) and to Mr. Triantafellou (6,666 in 1994 and 20,000 in 1997). The exercise price of the unit options under the plan equaled the fair market value of the underlying units on the date of grant. Upon the restructuring of FFP Partners in December 1997, the unit options were divided into separate options to purchase a like number of units of FFP Partners and shares of the Company's common stock. The exercise price for the then existing unit options of FFP Partners was divided between the two entities' options in proportion to the closing prices on the American Stock Exchange of the Class A Units of FFP Partners and shares of the common stock of the Company. Qualified stock options to purchase 30,000 shares of the Company were granted to Mr. Scott on August 6, 1999, subject to approval of the Stock Option Plan by the shareholders within one year of the date of the grant. The options vest one-third on each of the first three anniversary dates of the grant. In the event of a change of control of the Company, any unexercisable portion of the options will become immediately exercisable.

(2)  Mr. Scott became an employee of the Company on September 16, 1998.

Stock Options Granted in 1999

     The following table discloses certain information regarding stock options granted to a Named Executive Officer during 1999. The Company has not granted stock appreciation rights, or SAR's.

                                            Individual Grants                                 Potential Realizable Value
                  ---------------------------------------------------------------------
                     Number of          % of Total                                             at Assumed Annual Rates
                     Securities          Options                                             of Stock Price Appreciation
                     Underlying         Granted to         Exercise                              for Option Term (2)
                                                                                         -----------------------------------
                      Options           Employees            Price         Expiration
    Name            Granted (1)          in 1999           Per Share          Date             at 5%             at 10%
----------------  ----------------   ----------------   ---------------   -------------  -----------------   ---------------
Craig T. Scott         30,000              100%            $2.938 (3)         8/6/09           $82,431          $167,472

________________
(1) Options vest one-third per year over a three-year period, or earlier upon a change in control. Options expire on the earlier of 10 years from the date of grant or within a specified period following termination of the optionee's employment with the Company.

(2) Future value assumes 5% and 10% appreciation per year over the 10-year option period, as mandated by the rules and regulations of the Securities and Exchange Commission and does not represent the Company's estimate or projection of the future value of the Company's common stock. The actual value realized may be greater than or lesser than the potential realizable values set forth in the above table.

(3) Options were granted on August 6, 1999 and are subject to approval of the Stock Option Plan within one year of that date.

Aggregated Stock Options Exercised in 1999 and Stock Option Values as of December 26, 1999

     The following table discloses options to purchase common stock of the Company held by each of the Named Executive Officers and the potential realizable values for the options at the end of fiscal year 1999. None of the Named Executive Officers exercised any options during fiscal year 1999. No SAR's were exercised during 1999 and none were outstanding at year end.

                                    Number of Securities
                                   Underlying Unexercised       Value of Unexercised
                                      Options at Fiscal         In-the-Money Options
                                       Year End (#)(1)      at Fiscal Year End ($)(1)(2)
                                       ---------------      ----------------------------
                                         Exercisable/              Exercisable/
               Name                     Unexercisable              Unexercisable
               ----                     -------------              -------------
          John H. Harvison                40,000 / 0                   $0/0

          Robert J. Byrnes                35,000 / 0                    0/0

          Michael Triantafellou           13,334 / 0                    0/0

          Craig T. Scott (3)              0 / 30,000                    0/0

_____________
(1) "Exercisable" reflects options that were both vested and exerciseable as of December 26, 1999 and "Unexercisable" reflects options that have not vested as of December 26, 1999.

(2) Value is determined by subtracting the person's exercise price from the fair market value of our common stock at fiscal year end on December 26, 1999 ($2.25), based upon the closing sales price of the Company's common stock on the American Stock Exchange on such date.

(3) Options granted to Craig T. Scott on August 6, 1999, are contingent upon the approval of the Stock Option Plan by the shareholders within one year of the grant date.

Compensation of Directors

     Each director who is not an officer or employee of the Company receives an annual retainer of $4,000 plus $1,000 for each meeting of the Board of Directors, or committee meeting not held in conjunction with a meeting of the Board of Directors, which he attends and $500 for each telephone meeting in which he participates. Each director is also reimbursed for expenses related to attending Board of Directors meetings.

     Directors who are officers or employees of the Company receive no additional compensation for attending Board of Directors or committee meetings.

Employment Agreements

     The Company has employment agreements with each executive officer providing that, if the employment of any such officer is terminated for any reason, other than the commission of an act of fraud or dishonesty with respect to the Company or for the intentional neglect or nonperformance of his duties, the officer shall receive an amount equal to twice his then current annual salary plus a continuation of certain benefits provided by the Company for a period of two years.

Compensation Committee Report on Executive Compensation

     During 1999, the Compensation Committee consisted of John H. Harvison (who served as chairman), Robert J. Byrnes and John W. Hughes. The Company's primary objective is to maximize the value of its shares over time. Accomplishing this objective requires developing and marketing products and services that provide cost effective solutions to our customers' needs and desires. The overall goal of the Compensation Committee is to develop compensation practices that will allow the Company to attract and retain the people needed to meet the Company's objectives.

     The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company. The compensation review and evaluation is conducted by reviewing the overall performance of each individual and comparing the overall performance of the Company with others in its industry, as well as considering general economic and competitive conditions. The financial performance of the Company on a yearly basis and as compared with the Company's peer group (see "Comparative Total Returns," below) and the industry as a whole, the Company's stock price and market share, and the individual performance of each of the executive officers, are among the factors reviewed. No particular weight is assigned to one factor over another.

     The Company's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. It is the Company's objective to make a substantial portion of each officer's compensation contingent upon the Company's performances as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (1) base salary, which reflects individual performance and is designed primarily to be competitive with salary levels of similarly sized companies; (2) annual variable performance awards payable in cash and tied to the Company's achievement of performance goals; and (3) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's shareholders. Generally, as an officer's level of responsibility increases, a greater portion of his or her total compensation will be dependent upon the Company's performance and stock price appreciation, rather than the base salary.

     The Compensation Committee has in the past, and may continue in the future, to approve salaries above the agreed-upon base salaries based upon the factors listed above. Bonuses for the Company's executive officers are determined by the Compensation Committee on a case-by-case basis.

     During 1999, all of the Company's executive officers, received salaries equal to their 1998 salary except Craig T. Scott, who first became an employee in 1998. In comparison to the salary levels of the officers of companies within the Company's peer group, the salaries, bonuses, and other forms of compensation of the Company's officers are below average. Mr. Triantafellou received a $25,000 bonus in 1999 in consideration of his job performance in supervising the Company's retail operations and in response to the competitive job market. Mr. Scott received a $22,000 bonus in 1999 in consideration of his job performance in managing the Company's financial affairs and legal matters and in response to the competitive job market.

     In 1999, the Compensation Committee took note of the successful completion of the acquisition of 25 additional convenience stores and truck stops, the improvement in liquidity of the Company during the year, the successful refinancing of bank debt in June 1999, obtaining a new line of credit in December 1999 and the improvement in total revenues of the Company and terminal operations in 1999. As with other employees who reached certain tenure levels, Mr. Harvison received a bonus in 1999 of $2,596 in recognition of his 40 years of service for the Company and its predecessors. The Compensation Committee also noted the fact that the Chief Executive Officer has not otherwise received a salary increase or bonus in several years. However, the Compensation Committee did not recommend a salary increase, additional bonus or other increase in his compensation in 1999.

               MEMBERS OF THE COMPENSATION COMMITTEE

               John H. Harvison
               Robert J. Byrnes
               John W. Hughes

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     See "Certain Relationships and Related Transactions," below, for information regarding disclosures pursuant to Item 404 of Commission Regulation S-K. John H. Harvison, John D. Harvison, Robert J. Byrnes, and J.D. St. Clair each also served as executive officers, directors, and/or compensation committee members of several affiliated corporations, in which others of these individuals also serve in one or more of these capacities.

                           COMPARATIVE TOTAL RETURNS

Performance Graph

     The following performance graph shows the changes from the inception of trading of the Company's common stock on January 14, 1997 to December 27, 1999 in the value of $100 invested in: (1) the Company's common stock; (2) the Russell 2000 Index; and (3) the common stock of a peer group of issuers. The issuers in the peer group are all publicly traded companies included in Standard Industrial Classification "Retail-Convenience Stores," whose businesses, taken as a whole, resemble the Company's activities. The issuers in the peer group are: Casey's General Stores, Inc., Crown Central Petroleum Corporation, Dairy Mart Convenience Stores, Inc., Getty Petroleum Marketing Inc., Marsh Supermarkets, Inc. and Uni-Marts, Inc.

                             [GRAPH APPEARS HERE]


This graph above was plotted using the following data:

                    Cumulative Total Return
--------------------------------------------------------------------------------

                                             1/14/98      12/98       12/99


          FFP MARKETING COMPANY, INC.         100.00     248.00      100.00

          PEER GROUP                          100.00      77.00       61.04

          RUSSELL 2000                        100.00      99.00       95.21

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases buildings or land and buildings for some of its retail outlets from FFP Partners. John H. Harvison, Chairman and Chief Executive Officer of the Company, and Craig T. Scott, Vice President - Finance, Chief Financial Officer, Secretary, Treasurer, and General Counsel of the Company, hold similar positions with the general partner of FFP Partners. Furthermore, companies owned directly or indirectly by Mr. Harvison and members of his immediate family and/or certain other executive officers of the Company hold corresponding ownership interests in FFP Partners or its subsidiaries.

     The Company's leases on all but 14 of the properties owned by FFP Partners were entered into in conjunction with the December 1997 restructuring of FFP Partners, in which the non-real estate assets and businesses of FFP Partners were transferred to the Company, while the real estate used in the retail operations was retained by FFP Partners. The Company's leases on 14 properties were entered into upon the acquisition of such properties by FFP Partners in February 1999. Lease rates payable by the Company for locations owned by FFP Partners were established based on knowledge of the properties by the management of FFP Partners and the Company and their general experience in acting as lessor and lessee for similar properties. Management of the Company believes that the lease rates are comparable to leases that could be entered into with unrelated third parties. The Company did not engage any third party advisors or refer to any third party surveys or analyses of rental rates in making this determination. The Company paid $2,952,000 in rent to FFP Partners during fiscal year 1999. In addition, with respect to 14 properties acquired by FFP Partners in February 1999, which are treated as capital leases under generally accepted accounting principles, the Company paid $675,000 and $35,000 to FFP Partners in fiscal year 1999 as interest expense and in reduction of capital lease obligations, respectively. At year end 1999, the outstanding capital lease obligation of the Company to FFP Partners for the 14 properties was $3,897,000.

     As a condition to the Company's acquisition of store operations at those 14 properties, the Company was required to guarantee the acquisition indebtedness of $9,550,000 incurred by FFP Partners in its purchase of those stores, including land, building, equipment and inventory. At year end 1999, $9,327,000 remained outstanding on those loans of FFP Partners, which will be fully amortized over a 15-year period. The Company's scheduled real estate lease payments to FFP Partners equal or exceed the debt service costs of FFP Partners during the term of the leases.

     The Company leases land or land and buildings for some of its retail outlets and some administrative and executive office facilities from various entities directly or indirectly owned by John H. Harvison, John D. Harvison, and members of their immediate families and Messrs. Byrnes, St. Clair, and McDonald. Messrs. Harvison, Harvison, Byrnes, St. Clair and McDonald are officers and/or directors of the Company. During fiscal year 1999, the Company paid $944,000 to these entities with respect to these leases. The Company believes the leases with these affiliates are on terms that are currently more favorable to the Company than terms that could have been obtained from unaffiliated third parties for similar properties.

     The Company and FFP Partners are parties to a reimbursement agreement pursuant to which FFP Partners reimburses the Company for all direct costs of FFP Partners plus $200,000 for indirect overhead costs of FFP Partners. FFP Partners paid $200,000 to the Company in fiscal year 1999 as the indirect overhead cost reimbursement.

     In February 1999, the Company purchased inventory and equipment from FFP Partners at the 14 properties described above at a price of $2,692,000 and executed a note payable to FFP Partners for that amount. This note, which was payable in monthly installments with interest at the prime rate, was repaid in full by the Company in October 1999.

     At the beginning of fiscal year 1999, the Company held a promissory note from FFP Partners with an unpaid balance of $14,201,000 and a maturity date in November 2000. FFP Partners made monthly principal payments to the Company of $95,000, plus accrued interest on the unpaid balance at a bank's prime rate, until the debt was repaid in full in October 1999. At that time, the note balance was $13,249,000, which was partially offset by the early repayment of the note payable by the Company to FFP Partners discussed above, which had a remaining balance at that time of $2,550,000.

     John H. Harvison owns 50% of Product Supply Services, Inc., which provides consulting services and acts as an agent for the Company in connection with the procurement of motor fuel for sale by the Company. Product Supply provides these services to the Company under an agreement providing that the Company will pay Product Supply $5,000 per month, supply it with office space and support services such as telephone and clerical assistance, and pay its reasonable out-of-pocket costs in providing the services. The agreement may be canceled either by the Company or Product Supply upon 60 days' written notice. During fiscal year 1999, the Company paid $68,000 to Product Supply for its services and out-of-pocket costs.

     E. Michael Gregory, a director of the Company, is the owner and president of Gregory Consulting, Inc., which provides engineering, consulting, and other similar services to the Company. During fiscal year 1999, the Company paid Gregory Consulting $156,000 for those services.

     The Company is not licensed to sell alcoholic beverages in the State of Texas. Consequently, the Company has entered into agreements with Nu-Way Beverage Company, a company wholly owned by John H. Harvison, under which Nu-Way Beverage sells alcoholic beverages at the Company's Texas outlets. Under this agreement, the Company receives rent and a management fee relative to the sale of alcoholic beverages and loans funds to Nu-Way Beverage to pay for its alcoholic beverage purchases. The Company receives interest on those funds at 1/2% above the prime rate charged by a major commercial bank, and the loan is secured by the alcoholic beverage inventory located in the Company's Texas outlets. During fiscal year 1999, the highest balance due under this loan was $896,000 and the balance at the end of the fiscal year was $878,000. During fiscal year 1999, Nu-Way Beverage sold $17,596,000 of alcoholic beverages at the Company's Texas outlets. After deducting cost of sales and other expenses related to these sales, including $3,036,000 of rent, management fees, and interest paid to the Company, Nu-Way Beverage earned $176,000 in fiscal year 1999 from selling alcoholic beverages at the Company's Texas outlets.

     The Company purchases goods and services, including automobiles, office supplies, computer software and consulting services, and fuel supply consulting and procurement services, from certain entities affiliated with John H. Harvison, members of his immediate family and certain of their affiliates. The Company paid $224,000 for these products and services in fiscal year 1999. Management believes that these costs were substantially similar to those that could be obtained from unrelated parties for similar goods and services.

     In 1980 and 1982, entities affiliated with John H. Harvison, members of his immediate family and their affiliates granted to E-Z Serve, Inc., the right to sell motor fuel at retail for a period of 10 years at outlets owned, leased or controlled, directly or indirectly, by these affiliated entities. All rights to commissions under these agreements and the right to sell motor fuel at wholesale to E-Z Serve at such locations were assigned to FFP Partners in May 1987 in connection with the acquisition of its initial base of retail operations. Upon the expiration or termination of those agreements in 1990, FFP Partners entered into agreements with Thrift Financial Co., a company owned and controlled by members of John H. Harvison's immediate family, granting to FFP Partners the exclusive right to sell motor fuel at certain retail locations. The agreements were then assigned by FFP Partners to the Company in the December 1997 restructuring of FFP Partners. The terms of these agreements are comparable to other agreements that the Company has with unrelated parties. During fiscal year 1999, the Company paid Thrift Financial $239,000 under these agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the SEC. Officers, directors and 10% shareholders of the Company are required by these regulations to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely on a review of copies of the forms received, the Company believes that all filings required under Section 16(a) for fiscal year 1999 by its officers, directors and 10% shareholders were timely.

                                   AUDITORS

     Grant Thornton LLP ("Grant Thornton") served as the Company's auditors for fiscal year 1999, and KPMG LLP served as the Company's auditor in prior years. The Board of Director's Audit Committee approved the change of auditors for the 1999 fiscal year but has not yet made a recommendation to the Board of Directors concerning the auditor for fiscal year 2000. A representative of Grant Thornton will be available at the annual meeting to respond to questions.

     KPMG had served as the Company's independent accountant to audit its consolidated financial statements for fiscal years 1998 and 1997. In order to reduce audit fees, the Company sought proposals in late 1999 from four accounting firms, including KPMG and Grant Thornton, with respect to the audit of the Company's financial statements for fiscal year 1999. In December 1999, the Company verbally advised KMPG that management would recommend a dismissal of KPMG as the Company's auditors for fiscal year 1999 and the engagement of Grant Thornton in that capacity. Later in December 1999, the Audit Committee approved those actions.

     The reports of KPMG on the financial statements of the Company for its two most recent years do not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and KPMG during the Company's two most recent fiscal years or any subsequent interim period preceding the dismissal as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     Reference is made to the Company's Current Report on Form 8-K dated December 29, 1999, regarding the change in auditors, which report is incorporated in this proxy statement by reference.


                   PROPOSAL TO APPROVE THE STOCK OPTION PLAN
                                 (Proposal 2)

General

     On August 6, 1999, the Board of Directors approved, effective as of that date, the Stock Option Plan. The purpose of the Stock Option Plan is to enable the Company to continue to obtain and retain the services of the types of employees, officers and directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of all shareholders of the Company.

     The Company will register the shares issuable pursuant to the Stock Option Plan under the Securities Act of 1933, as amended (the "1933 Act"). These shares issued upon exercise of options after the effective date of such registration could immediately be sold in the open market subject to, in the case of affiliates (as defined in Rule 144 under the 1933 Act), compliance with the provisions of Rule 144, other than the holding period requirement.

     On June 29, 2000, the last sale price of the common stock on the American Stock Exchange was $3.25 per share.

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or represented by proxy, and entitled to vote is necessary in order to approve the Stock Option Plan. If the shareholders fail to ratify the Stock Option Plan, the Company will not grant further options pursuant to the Stock Option Plan and grants previously made by the Compensation Committee that are expressly subject to shareholder approval will be rendered null and void. Proxies will be voted for or against approval of the Stock Option Plan according to the specifications marked on the proxy and, if no specification is made, will be voted in favor of approval.

Description of the Stock Option Plan

     A copy of the Stock Option Plan is attached to this proxy statement as Exhibit A. A summary of the principal provisions of the Stock Option Plan is
---------
set forth below. This summary is qualified in all respects by the actual provisions of the Stock Option Plan.

     Options granted under the Stock Option Plan ("Options") may include stock options intended to qualify for incentive stock option treatment and options that do not qualify for such treatment. Options may be granted under the Stock Option Plan for up to an aggregate maximum of 1,000,000 shares of common stock, subject to adjustment in certain events as described in the Stock Option Plan. The Stock Option Plan is required to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Eligibility, Participation and Exercise Price

     Under the Stock Option Plan, Options may be granted to "eligible individuals" of the Company or a parent or subsidiary of the Company. "Eligible individuals" are the employees, officers and directors of the Company or of any of its affiliates. However, no person shall be eligible to receive an Option if he or she, at the time the Option is granted, would own common stock possessing more than 10% of the total combined voting power or value of all classes of common stock of the Company or of an affiliate, unless at the time the Option is granted, the exercise price per share of common stock is at least 110% of the fair market value of each share of common stock to which the Option relates and the Option is not exercisable after the expiration of five years from the date of grant.

     The exercise price per share of common stock subject to any Option intended to be qualified as an incentive option under the Code and the Plan shall not be less than the greater of (1) the par value per share of the common stock or (2) 100% of the fair market value per share of the common stock on the date of the grant of the Option. The exercise price per share of any Option for common stock not qualifying as an incentive option under the Code shall be determined upon the granting of the Option.

Administration

     The Stock Option Plan shall be administered by a committee of not less than
two individuals selected by the Board of Directors (the "Committee").   In the
event that the common stock is registered under Section 12 of the Exchange Act, all members of the Committee shall be "outside directors." If no such Committee is selected, the Board of Directors shall serve as the Committee. Subject to the provisions of the Stock Option Plan, the Committee has authority to determine all terms and provisions under which Options are granted. These terms and provisions would include (1) the number of shares subject to each Option; (2) when the Option becomes exercisable; (3) the vesting schedule for each grant;
(4) the exercise price of the Option; and (5) the duration of the Option, which cannot exceed 10 years.

Transferability

     Transferability provisions will be contained in each optionee's stock option agreement as determined by the Committee on a case-by-case basis. It is the present intent of the Committee to permit, in addition to transfers by wills and by the laws of descent and distribution, the pledging of options for the sole purpose of exercising Options, subject to the limitations deemed by the Committee to be appropriate.

Change in Control Transactions

     Each Option outstanding shall terminate upon (1) a merger or consolidation in which the Company is not the surviving entity; or (2) a sale or transfer of all or substantially all of the capital stock or assets of the Company to any entity or person that is not a parent or subsidiary and the Company is not the surviving entity (each such transaction collectively referred to as a "Change of Control"), provided that each optionee to whom no share options have been tendered by the surviving entity on terms and provisions that substantially preserve the rights and benefits of such optionee's Options under the Stock Option Plan shall have the right, prior to the Change of Control in which the Company is not the surviving entity, to exercise his or her outstanding Options in whole or in part, on the condition, however, that the Change of Control is completed. If the Change of Control is actually completed, the exercise of the Option will be considered effective and, if applicable, the optionee shall be considered a shareholder with respect to the Option exercised immediately preceding the effective time of the Change of Control. In the event of a Change of Control in which the Company is not the surviving entity, however, the Committee shall have the right in its sole discretion to pay to each optionee possessing unexercised Options, as soon as possible following completion of the Change of Control, an amount equal to the fair market value of all shares purchasable (without regard to vesting provisions) under the unexercised Options less the exercise price of the unexercised Options (the "Net Value"). Upon payment of the Net Value, all Options outstanding under the Stock Option Plan will be null and void, and the optionee will have no further rights under the Stock Option Plan.

Vesting

     The Stock Option Plan itself does not impose any specific vesting requirements. Vesting provisions will be contained in each optionee's stock option agreement as determined by the Committee on a case-by-case basis.

Amendment

     The Stock Option Plan provides that the Board of Directors may amend the Stock Option Plan at any time in any manner as the Board of Directors may consider desirable, provided that the following amendments will require approval by the holders of a majority of the shares represented at a meeting of shareholders at which a quorum is present: (1) to materially increase the aggregate number of shares eligible for issuance under the Stock Option Plan;
(2) to materially increase the benefits accruing to participants under the Stock Option Plan; or (3) to materially modify the requirements for eligibility under the Stock Option Plan.

Termination of Options

     Except as expressly provided in each optionee's stock option agreement, each Option shall terminate upon the optionee's termination of employment or status as a director.

Shares of Common Stock Subject to the Stock Option Plan

     A total of 1,000,000 shares of common stock (subject to certain adjustments discussed below) have been reserved for sale upon the exercise of Options granted under the Stock Option Plan. If an Option expires fully or partially unexercised, the shares then subject to the Option are available for later grant. Upon a change in the number of shares outstanding as a result of a declaration of a stock dividend or any recapitalization resulting in a stock split, combination or exchange of shares, there will be a proportionate adjustment in the shares available for grant and the shares subject to outstanding Options.

Payment of Exercise Price

     The exercise price may be paid in cash or by check, or, if either expressly permitted by the terms of the Option or otherwise permitted by the Committee, in its sole discretion at the time of exercise, in whole or in part by delivery of shares of common stock, which will be considered payment of all or a portion of the exercise price in an amount equal to the fair market value of the delivered shares.

Certain Federal Income Tax Consequences

     The following discussion is a general description of the federal income tax consequences associated with the participation in the Stock Option Plan. This discussion is general in nature, and does not discuss all possible federal income tax consequences of participation in the Stock Option Plan that may be relevant based on the particular circumstances of a participant. In addition, the discussion does not consider the effect of any foreign, state, local, or other tax laws, or any United States tax consequences other than income tax (e.g., estate or gift tax) consequences, that may be applicable to participants.

     The summary below discusses the tax consequences of the grant and exercise or other disposition of both incentive stock options and non-qualified stock options. If the stock option meets the requirements of Internal Revenue Code
Section 422(b) the stock option is generally an incentive stock option. If not, the stock option is generally a non-qualified stock option.

     Incentive Stock Option

     An optionee will not recognize any income upon the grant or timely exercise of an incentive stock option and the Company will not be entitled to a tax deduction with respect to the grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income and a tax deduction for the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

     A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If the sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, the sale or exchange will generally constitute a "disqualifying disposition" of the shares that will have the following results:

     (1) any excess of (A) the lesser of (1) the fair market value of the shares at the time of exercise of the incentive stock option and (2) the amount realized on the disqualifying disposition of the shares over (B) the Option exercise price of the shares, will be ordinary income to the optionee; and

     (2) the Company will be entitled to a tax deduction in the amount of that income.

Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

     Non-qualified Stock Option

     An optionee will not recognize any income upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the amount that the fair market value of the shares acquired on the date of exercise exceeds the option exercise price is treated as ordinary income to the optionee. The Company will generally be entitled to a tax deduction at such time in the amount of the ordinary income. The optionee's tax basis for the shares of common stock received pursuant to the exercise of the non-qualified stock option will equal the sum of the ordinary income recognized and the exercise price.

     If the shares of common stock received upon the exercise of a non-qualified stock option are sold, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for the shares is more than one year.

     Exercise with Shares Already Owned

     If an optionee exercises a non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her, the optionee will be treated as having made a nontaxable exchange of the number of shares transferred for an equal number of shares received (the "Exchange Stock"). The basis and holding period of the Exchange Stock will be the same as the basis and holding period of the stock transferred. The fair market value of all shares received in excess of the Exchange Stock (the "Excess Stock") are treated as compensation income to the optionee, and the Company generally will have a corresponding deduction to the extent the amount constitutes an ordinary and necessary business expense and is not disallowed by Code Section 162(m). The Excess Stock has a basis equal to the amount included in the optionee's compensation income and a holding period that begins on the date the non-qualified stock option is exercised.

     The Treasury Department has issued proposed regulations that, if adopted in their current form, appear to provide for the following rules with respect to the exercise of an incentive stock option by surrender of previously owned shares of common stock. In general, when shares of common stock are surrendered upon exercise of an incentive stock option, the optionee will: (a) recognize no gain or loss as a result of the exchange, (b) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and will have a holding period that includes the holding period of the shares exchanged, and (c) any additional shares received will have a zero basis and will have a holding period that begins after the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the incentive stock option or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and the disposition will be a disqualifying disposition giving rise to ordinary income as discussed above. However, if the shares surrendered in payment of the exercise price of the incentive stock option are shares received from the exercise of another incentive stock option and the surrender constitutes a "disqualifying disposition" (as would be the case if the exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee), the optionee would recognize gain on the disqualifying disposition as discussed in "Certain Federal Income Tax Consequences--Incentive Stock Option" above.

Certain Grants Under the Stock Option Plan

     Options have been granted, subject to shareholder approval, under the Stock Option Plan, to certain of the Named Executive Officers as set forth above in the "Executive CompensationStock Options Granted in 1999." As a group, the current executive officers have been granted, subject to shareholder approval, Options to purchase 30,000 shares of common stock under the Stock Option Plan.

     The Company's Board of Directors unanimously recommends a vote "FOR" the approval of the Stock Option Plan. Proxies executed and returned will be so voted "FOR" the approval of the Stock Option Plan unless contrary instructions are indicated on the proxy.


                    REQUIREMENTS, INCLUDING DEADLINES, FOR
            SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                      AND OTHER BUSINESS OF SHAREHOLDERS

Proposals for 2001 Annual Meeting

     Under the rules of the SEC, any proposals of holders of common stock of the Company intended to be included in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2001 must be received by the Company, addressed to Craig T. Scott, Secretary, 2801 Glenda Avenue, Fort Worth, Texas 76117, no later than December 31, 2000, in order to be included in the Company's proxy statement and form of proxy relating to that meeting, which is tentatively scheduled for May 17, 2001.

     Under the Company's Bylaws, and as permitted by the rules of the SEC, certain procedures are provided, which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company at 2801 Glenda Avenue, Fort Worth, Texas 76117 between 70 and 90 days in advance of the prior year's annual meeting if the later meeting is being held within 30 days preceding or 60 days after the anniversary date of the prior year's meeting. If the subsequent year's meeting is being held more than 30 days preceding or 60 days after the anniversary date of the prior year's meeting, the nominations or items of business from shareholders must be received by the Secretary of the Company between 70 and 90 days in advance of the meeting or by the tenth day following the date of the public disclosure of the date of the meeting.

     For any special meeting, the nomination or item of business must be received between 70 and 90 days in advance of the meeting and no later than the tenth day following the date of public disclosure of the date of the meeting.

     The 2001 Annual Meeting is expected to be held May 17, 2001. Assuming that it is held on schedule, the Company must receive notice of a shareholder's intention to introduce a nomination or other item of business at that meeting between February 17 and March 9, 2001. If notice is not received within those dates, or if other requirements of the SEC rules are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies if those matters are raised at the meeting.

     The notice from the shareholder must include: (1) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to the person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required by Regulation 14A under the Exchange Act, including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of the shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of the shareholder, as they appear on the Company's share transfer books, and the name and address of the beneficial owner; (b) the class or series and number of shares of beneficial interest of the Company which are owned beneficially and of record by the shareholder and the beneficial owner; and (c) the date or dates upon which the shareholder acquired ownership of the shares. A nomination must contain the following information about the nominee: name; age; business and residence addresses; principal occupation or employment; the number of shares of common stock held by the nominee; the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of the nominee as a director and a signed consent of the nominee to serve as a director of the Company, if elected.

     At the time this proxy statement was published, the Board of Directors knew of no other business to be brought before the 2000 annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote the proxy in their discretion as they may deem appropriate, unless they are directed by the proxy to do otherwise.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the procedures outlined above.

     With respect to business to be brought before the annual meeting, the Company has not received any notices from shareholders that the Company is required to include in this proxy statement.


                                        By Order of the Board of Directors,


                                                  CRAIG T. SCOTT
                                                  Secretary


Fort Worth, Texas
July 10, 2000

                                   EXHIBIT A


                          FFP MARKETING COMPANY, INC.

                               STOCK OPTION PLAN


                           Scope and Purpose of Plan
                           -------------------------

     The purpose of the FFP Marketing Company, Inc. Stock Option Plan is to provide an incentive for employees of FFP Marketing Company, Inc. (the "Company") and its Affiliates (defined below) to remain in the service of the Company or its Affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting and retaining personnel.

PARAGRAPH 1.  Definitions.
              -----------

     1.1. "Act" shall mean the Securities Exchange Act of 1934, as amended or any similar or superseding statute or statutes.

     1.2. "Affiliates" shall mean (a) any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if each of the corporations, other than the Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (b) any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, with respect to the grants of Nonstatutory Options only, Affiliates shall also include (i) any limited liability company, partnership or other entity, other than the Company, in an unbroken chain of entities ending with the Company if each of the entities, other than the Company, controls fifty percent (50%) or more of the total combined voting power or equity interests in one of the other entities in such chain, and (ii) any limited liability company, partnership or other entity, other than the Company, in an unbroken chain of entities beginning with the Company, if each of the entities, other than the last entity in the unbroken chain, controls fifty percent (50%) or more of the total combined voting power or equity interests in one of the other entities in such chain.

     1.3. "Agreement" shall mean the written agreement between the Company and an Optionee evidencing the Option granted by the Company.

     1.4. "Board of Directors" or "Director(s)" shall mean the board of directors of the Company.

     1.5.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6. "Committee" shall mean the committee appointed pursuant to Paragraph 3 of the Plan by the Board of Directors to administer this Plan, or in the absence of any such appointment, the Board of Directors.

     1.7. "Company" shall mean FFP Marketing Company, Inc., a Texas corporation.

     1.8. "Disability" shall mean a total and permanent disability as defined in the Company's long term disability plan, or if the Company has no long term disability plan in effect at the time of the Optionee's disability, shall have the meaning provided in section 22(e)(3) of the Code. Notwithstanding the preceding sentence, for any Incentive Option, "Disability" shall have the meaning provided in section 22(e)(3) of the Code.

     1.9. "Eligible Individuals" shall mean the employees, officers and directors of the Company or of any of its Affiliates. For purposes of this Plan, the term "employee" means an individual employed by the Company or its Affiliates whose income from those entities is subject to Federal Insurance Contributions Act ("FICA") withholding.

     1.10. "Exercise Price" shall mean the price per share of Stock as established pursuant to Paragraph 6.2 of the Plan.

     1.11. "Fair Market Value" shall mean:

           (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question; or

           (b) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.11(a) and sales prices for such shares in the over-the-counter market shall be reported by the Nasdaq stock market ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question; or

           (c) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.11(a) and sales prices for such shares shall not be reported by the NASDAQ National Market System as provided in Subparagraph 1.11(b), and bid and asked prices therefor in the over-the-counter market shall be reported by NASDAQ (or, if not so reported, by the National Quotations Bureau Incorporated or the OTC Bulletin Board) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the last business day prior to the date in question; and

           (d) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.11(a) and sales prices or bid and asked prices for such shares shall not be reported by NASDAQ (or the National Quotations Bureau Incorporated) as provided in Subparagraph 1.11(b) or Subparagraph 1.11(c) at the date of determining the Fair Market Value, the value determined in good faith by the Board of Directors.

     1.12. "For Cause" shall mean either (a) an Optionee's material failure or refusal to perform his duties if Optionee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Optionee in writing of such failure or refusal to perform, or (b) that the Optionee is involuntarily terminated from employment based upon his commission of any of the following:

           (i) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;

           (ii) intentional wrongful damage to property of the Company or any other willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation;

           (iii) intentional wrongful disclosure of trade secrets or confidential information of the Company;

           (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, including, but not limited to, a final, nonappealable conviction of an Optionee for commission of a felony involving moral turpitude; or

           (v) intentional breach of fiduciary duty owed to the Company involving personal profit.

     For the purpose of this Agreement, no act, or failure to act, on the part of the Optionee shall be deemed "intentional" unless the Board of Directors finds, in its sole discretion, that the act or failure to act was done, or omitted to be done, by the Optionee in other than good faith and without reasonable belief that his action or omission was in the best interest of the Company. Any determination that an Optionee has been terminated For Cause shall be made by the Board of Directors in its sole and absolute discretion.

     1.13. "Incentive Options" shall mean stock options that are intended to satisfy the requirements of section 422 of the Code.

     1.14. "Nonstatutory Options" shall mean stock options that do not satisfy the requirements of section 422 of the Code.

     1.15. "Optionee" shall mean an Eligible Individual to whom an Option has been granted.

     1.16. "Options" shall mean either Incentive Options or Nonstatutory Options, or both.

     1.17.  "Plan" shall mean the FFP Marketing Company, Inc. Stock Option Plan.

     1.18. "Retirement" shall mean "Retirement" as defined by any other pension or retirement plan or policy of the Company, and if such term is not so defined therein, shall mean an Optionee's termination of employment with the Company on or after attainment of age 65.

     1.19. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or superseding statute or statutes.

     1.20. "Stock" shall mean the Company's authorized common stock, $0.01 par value, together with any other securities that may be received upon the exercise of Options granted under the Plan.

PARAGRAPH 2.  Stock and Maximum Number of Shares Subject to the Plan.
              ------------------------------------------------------

     2.1.   Description of Stock and Maximum Shares Allocated.  The Stock which
            -------------------------------------------------
may be issued upon the exercise of an Option may be either unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time determine.

     Subject to the adjustments provided in Paragraph 6.6, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted under the Plan may equal but shall not exceed 1,000,000 shares of Stock.

     2.2.   Restoration of Unpurchased Shares.  If an Option granted under the
            ---------------------------------
Plan expires or terminates for any reason during the term of this Plan and prior to the exercise of the Option in full, the shares of Stock subject to, but not issued under, such Option shall again be available for Options granted under the Plan after such shares become available again.

PARAGRAPH 3.  Administration of the Plan.
              --------------------------

     3.1.   Committee.  If so determined by the Board of Directors, the Plan
            ---------
shall be administered by the Committee. The Committee shall consist of not less than two (2) individuals. In the event a Committee is not appointed by the Board of Directors, then the Board of Directors shall be the Committee. In the event that the Stock is registered under section 12 of the Act, all members of the Committee shall be "outside directors." "Outside directors" shall mean a member of the Board of Directors who qualifies as an "outside director" under the regulations promulgated under section 162 of the Code and as a "non-employee director" under Rule 16b-3 promulgated under the Act.

     3.2.   Duration, Removal, Etc.  The members of the Committee shall serve at
            -----------------------
the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members to the Committee. Vacancies on the Committee, however caused, shall be filled by action of the Board of Directors.

     3.3.   Meetings and Actions of Committee.  The Committee shall elect one of
            ---------------------------------
its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business, as it may deem advisable, that are not inconsistent with the provisions of this Plan and with the bylaws of the Company.

     3.4.  Committee's Powers.  Subject to the express provisions of this Plan,
           ------------------
the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to (i) subject to Paragraph 6, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);
(c) to accelerate the time of exercisability of any Option that has been granted; (d) to construe the terms of any Agreement and the Plan; and (e) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Paragraph and such determinations shall be final, binding and conclusive.

PARAGRAPH 4.  Eligibility and Participation.
              -----------------------------

     4.1.  Eligible Individuals.  Options may be granted under the Plan only to
           --------------------
persons who are Eligible Individuals at the time of grant. Notwithstanding any provision contained in the Plan to the contrary, a person shall not be eligible to receive an Incentive Option hereunder if he, at the time such Option is granted, would own (within the meaning of sections 422 and 424 of the Code) Stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of Stock of the Company or of an Affiliate, unless at the time such Incentive Option is granted the Exercise Price per share of Stock is at least one hundred ten percent (110%) of the Fair Market Value of each share of Stock to which the Incentive Option relates and the Incentive Option is not exercisable after the expiration of five (5) years from the date it is granted (the "Maximum Term").

     4.2.  No Right to Option.  The adoption of the Plan shall not be deemed to
           ------------------
give any person a right to be granted an Option.

PARAGRAPH 5.  Grant of Options and Certain Terms of the Agreements.
              ----------------------------------------------------

     5.1.  Award Criteria.  Subject to the express provisions of this Paragraph,
           --------------
the Committee shall, in its sole discretion, determine which Eligible Individuals shall be granted Options under the Plan from time to time. In making grants, the Committee shall take into consideration the level of responsibility within the organization and the contribution the potential Optionee has made or may make to the success of the Company or its Affiliates and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of such Options and shall authorize and cause the Company to grant Options in accordance with such determinations.

     5.2.  Grant.  The date on which the Committee completes all action
           -----
constituting an offer of an Option to an individual, including the specification of the Exercise Price and the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be at such time determined and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall be deemed made if the Committee has completed all such action except communication of the grant of the Option to the potential Optionee. In no event, however, shall an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by the Company and the Optionee.

     Each Option granted under the Plan shall be evidenced by an Agreement, executed by the Company and the Eligible Individual to whom the Option is granted, incorporating such terms as the Committee shall deem necessary or desirable. More than one Option may be granted to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

     5.3.  Transferability Restrictions.  Each Agreement may contain or
           ----------------------------
otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted under the Plan and for such restrictions on the transferability of shares of the Stock acquired pursuant to an Option as the Committee, in its sole and absolute discretion, shall deem proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Optionee render substantial services to the Company or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and shareholders of the Company other than an Optionee who is a party to the particular Agreement or a subsequent person who is bound by such Agreement.

PARAGRAPH 6.  Terms and Conditions of Options.
              -------------------------------

     All Options granted under the Plan shall comply with, be deemed to include, and shall be subject to the following terms and conditions:

     6.1.  Number of Shares.  Each Agreement shall state the number of shares of
           ----------------
Stock to which it relates.

     6.2.  Exercise Price.  Each Agreement shall state the Exercise Price per
           --------------
share of the Stock. Except as provided in Paragraph 4.1, the Exercise Price per share of the Stock subject to any Incentive Option under this Plan shall not be less than the greater of (a) the par value per share of the Stock or (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the date of the grant of the Incentive Option. The Exercise Price per share of the Stock subject to a Nonstatutory Option shall be determined by the Committee upon the granting of the Nonstatutory Option.

     6.3.  Medium and Time of Payment, Method of Exercise, and Withholding
           ---------------------------------------------------------------
Taxes. The Exercise Price of an Option shall be payable upon the exercise of the
Option:

           (a)  in cash or cash equivalent; or

           (b)  with Shares of Stock owned by the Optionee; or

           (c) with the consent of the Committee, with a multiple series of exchanges of shares of Stock owned by the Optionee; or

           (d) with the consent of the Committee, by a combination of cash and shares of Stock owned by the Optionee; or

           (e) with the consent of the Committee, with the proceeds of an employer loan; or

           (f) with the consent of the Committee, by delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of shares of Stock as to which the Option is then exercisable, less the number of Shares that have an aggregate Fair Market Value, as determined by the Committee in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares of Stock to which such exercise relates. (This method of exercise allows the Optionee to use a portion of the shares of Stock issuable at the time of exercise as payment for the shares of Stock to which the Option relates and is often referred to as "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares of Stock at an exercise price of $.25 and the current Fair Market Value of the Stock on the date of exercise is $1.00, the Optionee can use 250 of the 1,000 shares of Stock at $1.00 per share of Stock to pay for the exercise of the entire Option (250 multiplied by $1.00 equals $250.00) and receive only the remaining 750 shares of Stock.)

Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise

Price of the number of shares purchased in cash (as set forth above) or by delivery of shares of Stock in negotiable form with a value at least equal to the Exercise Price, which shares of Stock shall be valued based on the Fair Market Value of the Stock (or a combination of cash and Stock); provided, however, that nothing in this sentence shall preclude the payment for the Stock as provided in Subparagraph 6.3(f) and payment through so-called cashless exercise shall be considered as payment in full to the extent allowed by the Committee. The Company shall not in any case be required to sell, issue, or deliver a fractional share of Stock with respect to any Option.

     The Committee may, in its discretion, require an Optionee to pay to the Company at the time of exercise of an Option (or portion of an Option) the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. If the exercise of an Option does not give rise to an obligation to withhold Federal income or other taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income or other tax withholding is no longer required with respect to such shares or until such withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option or the disposition of shares of Stock acquired pursuant to the exercise. At such later time, the Company, in its discretion, may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the Option or the disposition of shares of Stock. Upon receipt of such payment by the Company, such shares of Stock shall be released from escrow to the Optionee.

     6.4.  Term, Time of Exercise and Transferability of Options.  In addition
           -----------------------------------------------------
to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative. The Committee shall in each Agreement prescribe a vesting schedule that governs when the Option becomes fully vested and exercisable.

     An Option shall not be transferrable other than by will or the laws of descent and distribution.

     Notwithstanding anything in this Paragraph to the contrary, all Options shall become exercisable immediately upon an Optionee's termination of employment due to death, Disability or Retirement or upon the occurrence of any of the Change in Control Events listed in Paragraph 6.6.

     The provisions of the remainder of this Paragraph shall apply to the extent an Optionee's Agreement does not expressly provide otherwise. If an Optionee ceases to be an Eligible Individual, the Option shall terminate ninety (90) days after such Optionee ceases to be an Eligible Individual; provided, however, if an Optionee's employment (or tenure as an officer or director of the Company) is terminated For Cause, the Option shall terminate immediately and any unexpired Options shall be forfeited. Notwithstanding the foregoing, if an Optionee ceases to be an Eligible Individual by reason of death or Disability, the Optionee or the Optionee's designated beneficiary shall have the right for twelve (12) months after the date of death or Disability to exercise an Option to the extent such Option is otherwise exercisable on such date. At the end of such twelve (12) month or ninety (90) day period, as applicable, the Option shall terminate and cease to be exercisable. Each Optionee shall have the right to designate a beneficiary on the form provided by the Committee. If no beneficiary is designated, Optionee's estate shall have the rights of a beneficiary. Notwithstanding any other provision of this Plan, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or in the case of an Incentive Option, the Maximum Term specified in Paragraph 4.1, if applicable. Except as provided above, the portion of the Option which is not exercisable on the date the Optionee ceases to be an Eligible Individual shall terminate and be forfeited to the Company on the date of such cessation.

     Except as provided above, the Committee shall have the authority to prescribe in any Agreement that the Option evidenced by the Agreement may be exercised in full or in part as to any number of shares subject to the Option at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.

     Within a reasonable time (or such time as may be permitted by law) after the Company receives written notice that the Optionee has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate Option Exercise Price of the number of shares of Stock purchased, the Company shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise. In the event that an Optionee exercises both an Incentive Option, or portion of one, and a Nonstatutory Option, or a portion of one, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option and one for the Stock subject to the Nonstatutory Option. The number of the shares of Stock issuable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement; provided, however, that the number of such shares of Stock which are issuable may increase due to the occurrence of certain events which are fully described in Paragraph 6.6.

     Nothing in the Plan or in any Option granted under the Plan shall require the Company to issue any shares upon exercise of any Option if such issuance would, in the reasonable judgment of the Committee based upon the advice of counsel for the Company, constitute a violation of the Securities Act, or any other applicable statute or regulation, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Optionee (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such Optionee (or in the event of his death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed on them, and may not be immediately transferable:

     These shares have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, in reliance upon an exemption from registration. These shares may not be sold, transferred, assigned or otherwise disposed of unless, in the opinion of the Company and its legal counsel, such sale, transfer, assignment or disposition will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

     6.5.  Limitation on Aggregate Value of Shares That May Become First
           -------------------------------------------------------------
Exercisable During Any Calendar Year Under an Incentive Option.  Except as is
--------------------------------------------------------------
otherwise provided in Paragraph 6.6, with respect to any Incentive Option granted under this Plan, the sum of (a) and (b) may not (with respect to any Optionee) exceed $100,000, with such Fair Market Value to be determined as of the date the Incentive Option or such other incentive stock option is granted, where:

           (a) is the aggregate Fair Market Value of shares of Stock subject to such Incentive Option that first become purchasable in a calendar year under such Incentive Option; and

           (b) is the aggregate Fair Market Value of shares of Stock or stock of any Affiliate (or a predecessor of the Company or an Affiliate) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Company or its Affiliates (or a predecessor corporation of any such corporation) that first become purchasable in a calendar year under such Incentive Option.

For purposes of this Paragraph, "predecessor corporation" means (i) a corporation that was a party to a transaction described in section 424(a) of the Code (or which would be so described if a substitution or assumption under such section had been effected) with the Company, (ii) a corporation which, at the time the new incentive stock option (within the meaning of section 422 of the Code) is granted, is an Affiliate of the Company or a predecessor corporation of any such corporations, or (iii) a predecessor corporation of any such corporations.

     6.6.  Adjustments Upon Changes in Capitalization, Merger, Etc.
           --------------------------------------------------------
Notwithstanding any other provision in the Plan to the contrary, in the event of any change in the number of outstanding shares of Stock:

           (a) effected without receipt of consideration by the Company by reason of a stock dividend, split, combination, exchange of shares, merger, or other recapitalization, in which the Company is the surviving corporation; or

           (b) by reason of a spin-off of a part of the Company into a separate entity, or assumptions and conversions of outstanding grants due to an acquisition by the Company of a separate entity,

(1) the aggregate number and class of the reserved shares, (2) the number and class of shares subject to each outstanding Option and (3) the Exercise Price of each outstanding Option shall be automatically adjusted to accurately and equitably reflect the effect of such change; provided, however, that any or all such adjustments shall not occur with respect to an Incentive Option, unless:

           (i) the excess of the aggregate Fair Market Value of the shares subject to the Incentive Option immediately after any such adjustment over the aggregate Exercise Price of such shares is not more than the excess of the aggregate Fair Market Value of all shares subject to the Incentive Option immediately before such adjustment over the aggregate Exercise Price of all such shares subject to the Incentive Option; and

           (ii) the new or adjusted Incentive Option does not give the Optionee additional benefits which such Optionee did not have under the old Incentive Option (collectively these Subparagraphs (i) and (ii) are the "Code Section 424(a) Restrictions").

In the event of a dispute concerning such adjustment, the Committee has full discretion to determine the resolution of the dispute. Such determination shall be final, binding and conclusive. The number of reserved shares or the number of shares subject to any outstanding Option shall be automatically reduced to the extent necessary to eliminate any fractional shares.

     The following provisions of this Paragraph shall apply unless an Optionee's Agreement provides otherwise. In the event of:

           (a)  a dissolution or liquidation of the Company; or

           (b) a merger or consolidation (other than a merger effecting a re-incorporation of the Company in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction; provided, however, that the Board of Directors may at any time prior to such a merger or consolidation provide by resolution that the foregoing provisions of this parenthetical shall not apply if a majority of the Board of Directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction); or

           (c) a transaction in which any person (other than a shareholder of the Company on the date of the Optionee's Agreement) becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company (provided, however, that the Board of Directors may at any time prior to such transaction provide by resolution that this Subparagraph shall not apply if such acquiring person is a corporation and a majority of the Board of Directors of the acquiring corporation immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the acquisition of such fifty percent (50%) or more total combined voting power), (collectively the directly preceding Subparagraphs (a), (b) and (c) are "Change in Control Events") all Options shall become fully exercisable and the Board of Directors shall, in its sole discretion, as of the effective date of such transaction, if (and only if) such Options have not at that time expired or been terminated, either: (1) change the number and kind of shares of Stock (including substitution of shares of another corporation) and exercise price in the manner it deems appropriate; provided, however, that in no event may any change be made under this Paragraph to an Incentive Option which would either constitute a "modification" within the meaning of section 424(h)(3) of the Code or a violation of the Code Section 424(a) Restrictions; or (2) purchase the Options from each Optionee by tendering cash equal to the Fair Market Value of the Stock represented by the Options less the exercise price of the Option specified in each Agreement, without regard to the determination as to the periods and installments of exercisability made pursuant to an Optionee's Agreement.

     6.7.  Rights as a Shareholder.  An Optionee shall have no right as a
           -----------------------
shareholder with respect to any shares of Stock covered by his Option until a certificate representing such shares is issued to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Paragraph 6.6.

     6.8.  Modification, Extension and Renewal of Options.  Subject to the terms
           ----------------------------------------------
and conditions of, and within the limitations of, the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan or accept the surrender of Options outstanding under the Plan (to the extent not previously exercised) and authorize the granting of substitute Options (to the extent not previously exercised). Except as provided in Paragraph 6.6, no modification of an Option granted under the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan to such Optionee under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of section 422 of the Code.

     6.9.  Furnish Information.  Each Optionee shall furnish to the Company all
           -------------------
information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

     6.10. Obligation to Exercise:  Termination of Employment.  The granting of
           --------------------------------------------------
an Option under the Plan shall impose no obligation upon the Optionee to exercise it or any part of it. In the event of an Optionee's termination of employment with the Company or an Affiliate, the unexercised portion of an Option granted under the Plan shall terminate in accordance with Paragraph 6.4.

     6.11. Agreement Provisions.  The Agreements authorized under the Plan
           --------------------
shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee shall deem advisable.

     Each Agreement shall identify the Option it evidences as an Incentive Option or a Nonstatutory Option, as the case may be, and no Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted under this Plan shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in section 422 of the Code.

PARAGRAPH 7.  Remedies and Specific Performance.
              ---------------------------------

     7.1.  Remedies.  The Company shall be entitled to recover from an Optionee
           --------
reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement, whether by an action to enforce specific performance, or an action for damages for its breach or otherwise.

     7.2.  Specific Performance.  The Company shall be entitled to enforce the
           --------------------
terms and provisions of this Paragraph, including the remedy of specific performance, in Tarrant County, Texas.

PARAGRAPH 8.  Duration of Plan.
              ----------------

     No Options may be granted under the Plan more than ten (10) years after the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company.

PARAGRAPH 9.  Amendment and Termination of Plan.
              ---------------------------------

     The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without approval of the shareholders of the Company, except as provided in Paragraph 6,
(a) increase the aggregate number of shares of Stock as to which Options may be granted under the Plan; (b) increase the maximum period during which Options may be exercised; or (c) extend the effective period of the Plan. No Option may be granted during any suspension of the Plan or after the Plan has been terminated, and no amendment, suspension or termination shall, without an Optionee's consent, alter or impair, other than as provided in the Plan and the Optionee's Agreement, any of the rights or obligations under any Option previously granted to such Optionee under the Plan.

PARAGRAPH 10. General.
              -------

     10.1.  Application of Funds.  The proceeds received by the Company from the
            --------------------
sale of shares pursuant to Options may be used for general corporate purposes.

     10.2.  Right of the Company and Affiliates to Terminate Employment.
            -----------------------------------------------------------
Nothing contained in the Plan, or in any Agreement, shall confer upon any Optionee the right to continue in the employ of the Company or any Affiliate, or interfere in any way with the rights of the Company or any Affiliate to terminate an Optionee's employment at any time.

     10.3.  Liability of the Company.  Neither the Company, any of its
            ------------------------
Affiliates, its directors, officers or employees nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit (provided such settlement is approved by independent legal counsel selected by the Company) and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, etc. to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. In addition, neither the Company, its directors, officers or employees, nor any of the Company's Affiliates shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive stock options granted hereunder do not qualify for tax treatment as incentive stock options under section 422 of the Code.

     10.4.  Information Confidential.  As partial consideration for the granting
            ------------------------
of each Option under the Plan, the Agreement may, in the Committee's sole and absolute discretion, provide that the Optionee shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Optionee's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Optionee, as a factor militating against the advisability of granting any such future Option to such individual.

     10.5.  Other Benefits.  Participation in the Plan shall not preclude the
            --------------
Optionee from eligibility in any other stock option plan of the Company or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Company or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.

     10.6.   Execution of Receipts and Releases.  Any payment of cash or any
             ----------------------------------
issuance or transfer of shares of Stock to the Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt for such payment in such form as it shall determine.

     10.7.   No Guarantee of Interests.  Neither the Committee nor the Company
             -------------------------
guarantees the Stock from loss or depreciation.

     10.8.   Payment of Expenses.  All expenses incident to the administration,
             -------------------
termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Affiliates; provided, however, the Company or an Affiliate may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company or an Affiliate to enforce its rights under the Plan.

     10.9.   Company Records. Records of the Company or its Affiliates regarding
             ---------------
the Optionee's period of employment, termination of employment and the reason for such termination, leaves of absence, re-employment, and other matters shall be conclusive for all purposes under the Plan, unless determined by the Committee to be incorrect.

     10.10.  Information.  The Company and its Affiliates shall, upon request or
             -----------
as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

     10.11.  Company Action.  Any action required of the Company relating to the
             --------------
Plan shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

     10.12.  Severability.  If any provision of this Plan is held to be illegal
             ------------
or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

     10.13.  Notices.  Whenever any notice is required or permitted under the
             -------
Plan or any Agreement, such notice must be in writing and personally delivered, telecopied (if confirmed), or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan or any Agreement shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Paragraph or, if by courier, at the close of business on the next business day after it is sent, addressed as described in this Paragraph. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance with the Plan, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

     10.14.  Waiver of Notice.  Any person entitled to notice under the Plan may
             ----------------
waive such notice.

     10.15.  Successors.  The Plan shall be binding upon the Optionee, his legal
             ----------
representatives, heirs, legatees, distributees, and transferees (if applicable) and upon the Company, its successors, and assigns, and upon the Committee, and its successors.

     10.16.  Headings.  The titles and headings of Paragraphs are included for
             --------
convenience of reference only and are not to be considered in construction of the Plan's provisions.

     10.17.  Governing Law.  All questions arising with respect to the
             -------------
provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by Federal law and except to the extent that Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern.

The obligation of the Company to sell and deliver Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     10.18.  Word Usage.  Words used in the masculine shall apply to the
             ----------
feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

PARAGRAPH 11.  Approval of Shareholders.
               ------------------------

     The Plan shall take effect on August 6, 1999, the date it was adopted by the Board of Directors.

     If this Plan is not approved by the holders of a majority of the votes entitled to be voted at a meeting of holders of outstanding shares of equity securities of the Company no later than one year from the date the Plan is adopted, this Plan and the Options granted under the Plan shall be null and void.

     IN WITNESS WHEREOF, FFP Marketing Company, Inc., acting by and through its duly authorized officer, has executed this Plan on August 6, 1999.


                                        FFP Marketing Company, Inc.,
                                        a Texas corporation



                                        By:  /s/ Craig T. Scott
                                           -------------------------------------
                                             Craig T. Scott, Vice President

                            FFP MARKETING COMPANY, INC.
P
R                               2801 GLENDA AVENUE
O                             FORT WORTH, TEXAS 76117
X
Y     This proxy is solicited on behalf of the Board of Directors of
                          FFP Marketing Company, Inc.


     The undersigned hereby appoints John H. Harvison and J.D. St. Clair, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of FFP Marketing Company, Inc., held of record by the undersigned on July 3, 2000, at the Annual Meeting of Shareholders to be held on August 3, 2000, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed, FOR the approval of the Stock Option Plan and at the discretion of the Proxies with respect to any other matter that is properly brought before the meeting.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                              ------------------
                             | SEE REVERSE SIDE |
                              ------------------

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

Please mark       [X]
your votes as
indicated in
this example.

1.   Election of Directors
      FOR all nominees                   WITHHOLD               Nominees:  Robert J. Bymes, Tom M. Coleman, Michael Triantafellou
     listed to the right                 AUTHORITY
      (except as marked           to vote for all nominees      (Instruction: To withhold authority to vote for any individual
       to the contrary)             listed to the right         nominee, write that nominee's name on the space provided below.)

             [_]                            [_]                 -----------------------------------------------------------------


2.   Approval of Stock Option Plan

     FOR      AGAINST      ABSTAIN

     [_]        [_]          [_]


3. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.


     MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW        [_]


                         Dated:                                           , 2000
                               -------------------------------------------

                         Signature:
                                   ---------------------------------------------

                         Signature:
                                   ---------------------------------------------

                         Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign, or if one signs he should attach the evidence of his authority. When signing as attorney, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.


COMPLETE, SIGN and DATE the proxy card and return promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE